EXHIBIT 10.22

               AMENDMENT AND AGREEMENT RE: LEASEHOLD IMPROVEMENTS

     AMENDMENT AND AGREEMENT (this "Amendment") dated as of January 28, 1999 among IRON MOUNTAIN STATUTORY TRUST - 1998, a Connecticut statutory trust, and with respect to any property located in Louisiana, First Union National Bank, as Trustee for Iron Mountain Statutory Trust - 1998 Louisiana Subtrust, as lessor (the "Lessor"), SCOTIABANC INC., a Delaware corporation, as beneficiary (the "Beneficiary"), IRON MOUNTAIN RECORDS MANAGEMENT, INC., a Delaware corporation, as lessee (the "Lessee"), IRON MOUNTAIN INCORPORATED, a Delaware corporation, as Guarantor (the "Guarantor"), the financial institutions listed on the signature pages hereto as "Lenders" (the "Lenders"), THE BANK OF NOVA SCOTIA, as agent for the Lenders (in that capacity, the "Agent Bank") and BTM CAPITAL CORPORATION, a Delaware corporation, as LC Issuer (the "LC Issuer").

     A. The Beneficiary is the sole beneficiary of the Lessor, which was created pursuant to an Amended and Restated Owner Trust Agreement dated as of October 1, 1998 (the "Owner Trust Agreement") between the Beneficiary and First Union National Bank;

     B. Lessor has leased to Lessee, subject to the terms and conditions of a Lease Agreement dated as of October 1, 1998, as in effect and modified from time to time (the "Lease Agreement") between Lessor and Lessee, certain property acquired by the Lessor and located at 900 Distributors Row, Harahan, Louisiana (the "Harahan Leased Property");

     C. To finance the acquisition of the Harahan Leased Property, (i) the Lenders advanced $2,951,526.78 to the Lessor pursuant to the Term Loan Agreement dated as of October 1, 1998 (the "Loan Agreement") among the Lessor, the Lenders and the Agent Bank, which advances are evidenced by Term Notes dated November 10, 1998 (the "Harahan Notes") by the Lessor to the Lenders in like aggregate principal amount, (ii) the Beneficiary made an Equity Investment of $91,911.85 pursuant to the terms of the Owner Trust Agreement, and (iii) the LC Issuer issued its Letter of Credit No. B0154-2004 to the Agent Bank;

     D. The Lessee, as "Agent" under the Amended and Restated Agency Agreement dated as of October 1, 1998 (the "Agency Agreement") with the Lessor, as "Owner", proposes to construct certain leasehold improvements at the Harahan Leased Property, the specifications and budget for which is attached as Schedule A hereto (the "Harahan Leasehold Improvements");

     E. The Lessee has requested that the Lessor acquire and lease the Harahan Leasehold Improvements to the Lessor pursuant to the Lease Agreement and the Agency Agreement, and in connection therewith, that the Lenders make additional advances of $484,900 in the aggregate under the Term Loan Agreement and the Harahan Notes, and that the Beneficiary make an Equity Investment of $15,100 under Owner Trust Agreement (collectively, the "Additional Harahan Owner Advances"); and

     F. The Beneficiary, the Lessor, the Agent Bank, the Lenders and the LC Issuer have agreed, subject to the terms and conditions hereof, to amend the Lease Agreement and the Harahan Notes to permit the acquisition and leasing of the Harahan Leasehold Improvements;

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                                       -2-

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in Appendix I to the Lease Agreement are used herein as defined therein.

          Section 2. Amendment and Consent. Subject to the occurrence of the Effective Date (as defined in Section 3 below):

     (a) The Beneficiary, the Lessor, the Agent Bank, the Lenders and the LC Issuer each consent to the acquisition by the Lessor of the Harahan Improvements and to the disbursement of the proceeds of the Additional Harahan Owner Advances by the Lessor to the Lessee under the Agency Agreement and the Loan Agreement on a day other than a Closing Date to pay the costs of the Harahan Leasehold Improvements

     (b) Schedule C-1 (Termination Values) and Schedule G-1 (Maximum Lessor and Lessee Risk Amounts) to the Lease Agreement shall be amended in full to read as set forth in Exhibits A and B hereto, respectively;

          Section 3. Effective Date. This Amendment shall become effective on the date (the "Effective Date") that the following conditions have been satisfied:

          (i) the Lessee, the Guarantor, the Beneficiary, the Lessor, the Lenders, the Agent Bank and the LC Issuer shall each have received counterparts of this Amendment, executed by the other parties hereto;

          (ii) the Lessor shall have executed and delivered to the Agent Bank, for delivery to each Lender, an allonge for each of the Harahan Notes in substantially the form of Exhibit C hereto, appropriately completed;

          (iii) the LC Issuer shall have executed and delivered to the Agent Bank a Supplement to Letter of Credit No. B0154-2004 in the form attached as Exhibit D hereto; and

          (iv) each of the conditions to (x) the obligations of the Lessor as "Owner" under Section 5.1 of the Agency Agreement, (y) the obligations of the Lessee as "Agent" under Section 6.1 of the Agency Agreement and (z) the obligations of the Lenders under Section 3.2 of the Loan Agreement, to the extent applicable to the making of the Additional Harahan Owner Advances for the purposes of paying costs consisting of Harahan Leasehold Improvements, shall have been satisfied to the reasonable satisfaction of the Beneficiary, the Lessor, the Agent Bank, the Lenders and the LC Issuer.

          Section 4. Representations and Warranties. The Lessee and the Guarantor each hereby represents and warrants that:

          (i) The Harahan Leasehold Improvements comply with the provisions of clauses (A), (D), (G), (H) and (I) of Section 10(c) of the Lease Agreement and all other

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                                       -3-

     requirements of Section 10(d) of the Lease Agreement;

          (ii) the representations and warranties made by the Lessee and the Guarantor in each Operative Document to which it is a party are correct on and as of the date hereof, as though made on and as of such date; and

          (iii) no event has occurred and is continuing that constitutes a Default or an Event of Default under the Lease Agreement, the Agency Agreement, the Guaranty or any other Operative Document to which they are a party.

          Section 5. Confirmation of Guaranty. Guarantor hereby consents to this Amendment and hereby confirms and agrees that each of the Guaranty and the Assignment of Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

          Section 6. Miscellaneous. Except as specifically provided herein, the Lease Agreement and each of the other Operative Documents shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment and the rights and obligations in respect hereof shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts, except to the extent that in seeking to enforce this Amendment with respect to a Leased Property, the laws of the state in which such Leased Property is located require that its laws govern, notwithstanding the express intent of the parties hereto.

          Section 7. Louisiana Property. In this Agreement, "Lessor" shall mean and include both Iron Mountain Statutory Trust - 1998, a Connecticut statutory trust having an address at c/o First Union National Bank, 10 State House Square, Hartford, Connecticut 06103 and First Union National Bank as trustee of the Iron Mountain Statutory Trust - 1998 Louisiana Subtrust, such subtrust being referred to herein as the "Louisiana Subtrust." All references hereunder to "Lessor" shall be deemed to include the Louisiana Subtrust.

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                                       -4-

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                    LESSOR
                    ------

                    IRON MOUNTAIN STATUTORY TRUST - 1998

                    By: First Union National Bank, not in its individual capacity, except as expressly set forth herein, but solely as trustee under the Amended and Restated Owner Trust Agreement dated as of October 1, 1998

                    AND

                    FIRST UNION NATIONAL BANK, a national banking institution, not in its individual capacity, but solely as Trustee of the IRON MOUNTAIN STATUTORY TRUST - 1998 LOUISIANA SUBTRUST


                    By: /s/  Diane M. Welsh
                        --------------------------------
                        Name:  Diane M. Welsh
                        Title: Vice President

                    THE BENEFICIARY
                    ---------------

                    SCOTIABANC INC.


                    By: /s/ W. J. Brown
                        --------------------------------
                        Name:  W. J. Brown
                        Title: Managing Director

                    THE LESSEE
                    ----------

                    IRON MOUNTAIN RECORDS MANAGEMENT, INC.


                    By: /s/ J. P. Lawrence
                        ---------------------------------
                        Name:  J. P. Lawrence
                        Title: Vice President, Treasurer


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                                       -5-

                     THE GUARANTOR
                     -------------

                     IRON MOUNTAIN INCORPORATED


                     By: /s/ J. P. Lawrence
                         --------------------------------
                     Name:  J. P. Lawrence
                     Title: Vice President, Treasurer


                     THE LENDERS
                     -----------

                     THE BANK OF NOVA SCOTIA,
                     as Lender and as Agent Bank


                     By: /s/  T. M. Pitcher
                         ---------------------------------
                         Name:  T. M. Pitcher
                         Title: Authorized Signatory

                     BANKBOSTON, N.A.


                     By: /s/ James Lau
                         ---------------------------------
                         Name: James Lau
                         Title: Vice President

                     FLEET NATIONAL BANK


                     By: /s/ Michael A. Palmer
                         ---------------------------------
                         Name:  Michael A. Palmer
                         Title: Vice President

                     US TRUST


                     By: /s/ D. G. Eastman
                         ---------------------------------
                         Name:  D. G. Eastman
                         Title: Vice President

                     UNION BANK OF CALIFORNIA, N.A.

                     By: /s/ Nancy A. Perkins
                         ---------------------------------
                         Name:  Nancy A. Perkins
                         Title: Vice President


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                                       -6-

                     THE LC ISSUER
                     -------------

                     BTM CAPITAL CORPORATION


                     By: /s/ Joseph W. O'Brien
                         ---------------------------------
                         Name:  Joseph W. O'Brien
                         Title: Senior Vice President

[Schedules and Exhibits Omitted:

Schedule A:  Description of Harahan Improvements
Exhibit A:  Restated Schedule C-1 to Lease Agreement
Exhibit B:  Restated Schedule G-1 to Lease Agreement
Exhibit C:  Form of Allonge to Term Note
Exhibit D:  Form of Supplement to Letter of Credit]